EXHIBIT 10.13


                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT, dated as of December 22, 1998, is made and given by LTCAMERICA HOLDING, INC., a Minnesota corporation (the "Pledgor"), to ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, a Minnesota corporation (the "Creditor").

                                    RECITALS

         A. The Pledgor will or may become, or is now, indebted to the Creditor under a Guaranty of even date made by Pledgor in favor of the Creditor (the"Guaranty").


         B. Upon the acquisition by Pledgor of the capitol stock of Capitol Bankers Life Insurance Company, the Pledgor will be the owner of the personal property described on Schedule I attached hereto and made a part hereof.

         C. The Creditor has requested and the Pledgor agrees that such property shall be pledged to the Creditor to secure the obligations of the Pledgor to the Creditor as hereinafter provided.

         D. The Pledgor finds it advantageous, desirable and in the best interests of the Pledgor to comply with the requirement that this Agreement be executed and delivered to the Creditor.

         NOW, THEREFORE, for good and valuable consideration, the Pledgor hereby agrees with the Creditor for the Creditor's benefit as follows:

         Section 1. Defined Terms.

         1(a) As used in this Agreement, the following terms shall have the meanings indicated:

         "Collateral" shall have the meaning given to such term in Section 2.

         "Creditor" shall have the meaning indicated in the opening paragraph hereof.


         "Event of Default" shall have the meaning given to such term in Section 11.

         "Initial Collateral" shall have the meaning given to such term in
Section 2.

         "Lien" shall mean any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of the lessors under capitalized leases), in, of or on any assets or properties of the Person referred to.

         "Obligations" shall mean (a) all indebtedness, liabilities and obligations of the Pledgor to the Creditor of every kind, nature or description under the Guaranty, including the Pledgor's obligation on any instrument evidencing indebtedness pursuant thereto and any other instrument hereafter issued in substitution or replacement thereof, (b) all liabilities of the Pledgor under this Agreement, and (c) in all of the foregoing cases whether due or to become due, and whether now existing or hereafter arising or incurred.

         "Person" shall mean any individual, corporation, partnership, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Related Collateral" shall have the meaning given to such term in
Section 2.

         "Security Interest" shall have the meaning given to such term in
Section 2.

         1(b) Terms Defined in Uniform Commercial Code. All other terms used in this Agreement that are not specifically defined herein or the definitions of which are not incorporated herein by reference shall have the meaning assigned to such terms in the Uniform Commercial Code in effect in the State of MINNESOTA as of the date first above written to the extent such other terms are defined therein.


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         1(c) Singular/Plural, Etc. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular, the plural and "or" has the inclusive meaning represented by the phrase "and/or." The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are references to Sections in this Pledge Agreement unless otherwise provided.

         Section 2. Pledge. As security for the payment and performance of all of the Obligations, the Pledgor hereby pledges to the Creditor and grants to the Creditor a security interest (the "Security Interest") in the following, whether now owned or hereafter acquired (the "Collateral"):

             2(a) The property described on Schedule I hereto (the "Initial Collateral").

             2(b) All shares, dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Collateral.

             2(c) Any and all collateral security (the "Related Collateral") now or hereafter securing all or any items of the Initial Collateral or securing any proceeds thereof and all rights, remedies, powers and privileges of the Pledgor under all of the foregoing.

             2(d) All proceeds of any and all of the foregoing (including proceeds that constitute property of types described above).

Pledgor's grant of a security interest in the Initial Collateral and all covenants and representations under this Agreement with respect to the Initial Collateral are deemed to speak as of and from the date of the acquisition thereof as set forth in Recital B, above, as appropriate.

         Section 3. Delivery of Collateral. Any certificates and instruments representing or evidencing the Initial Collateral


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owned by the Pledgor as of the date of this Agreement shall be delivered to the
Creditor contemporaneously with the execution of this Agreement. All certificates and instruments representing or evidencing Collateral received by the Pledgor after the execution of this Agreement shall be delivered to the Creditor promptly upon the Pledgor's receipt thereof. All such certificates and instruments shall be held by or on behalf of the Creditor pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Creditor. The Creditor shall have the right at any time, whether before or after an Event of Default, to cause any or all of the Collateral to be transferred of record into the name of the Creditor or its nominee (but subject to the rights of the Pledgor under Section 6) and to exchange certificates representing or evidencing Collateral for certificates of smaller or larger denominations. The Pledgor shall execute and deliver to the Creditor such items of assignment and transfer (including, without limitation, assignments of financing statements and recordable assignments of mortgages and deeds of trust) of any Related Collateral as the Creditor may from time to time reasonably request. Notwithstanding any of the foregoing, as to any Collateral consisting of book-entry or uncertificated securities or securities which are held by a third Person, the Pledgor shall deliver to the Creditor evidence satisfactory to the Creditor that such Collateral has been registered in the name of, or as pledged to, the Creditor. Such evidence shall include the acknowledgment of the issuer or Person holding such Collateral that such issuer or Person holds such Collateral as agent for the Creditor and that such Collateral is identified on the books of such issuer or third Person as belonging to or pledged to the Creditor.

         Section 4. Certain Warranties and Covenants. The Pledgor makes the following warranties and covenants:

             4(a) The Pledgor has title to the Initial Collateral and will have title to each other item of Collateral hereafter acquired, free of all Liens except the Security Interest.


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             4(b) The Pledgor has full power and authority to execute this
Pledge Agreement, to perform the Pledgor's obligations hereunder and to subject the Collateral to the Security Interest created hereby.

             4(c) No financing statement covering all or any part of the Collateral is on file in any public office (except for any financing statements filed by the Creditor, and any financing statements or other documents filed or recorded by the Pledgor with respect to its Lien on any Related Collateral).

             4(d) Any shares of stock included in the Initial Collateral have been duly authorized and validly issued by the issuer thereof and are fully paid and non-assessable. Any debt instrument included in the Initial Collateral has been duly authorized, issued and delivered and is the legal, valid and binding obligation of the issuer thereof, and is not in default. No debt instrument included in the Initial Collateral is subject to any offset or similar right or claim of the issuer thereof.

             4(e) The Pledgor shall not forgive, cancel, subordinate, compromise, modify, amend or extend the time for payment of, or waive any default under, any debt instrument included in the Collateral, or modify or amend, or waive any default under any agreement with respect to the Related Collateral, or consent to or acquiesce in any of the foregoing, without in each case the prior written consent of the Creditor.

             4(f) The Initial Collateral represents all of the issued and outstanding shares of all classes of capital stock of the issuer identified on
Schedule I as of the Closing Date.

         Section 5. Further Assurances. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or that the Creditor may reasonably request, in order to perfect and protect the Security Interest or to enable the Creditor to exercise and enforce its rights and remedies hereunder with respect to any Collateral (but any failure to request or assure that the Pledgor execute and deliver such instruments or documents or to take such action shall not affect or impair the validity, sufficiency or enforceability of this


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Agreement and the Security Interest, regardless of whether any such item was or was not executed and delivered or action taken in a similar context or on a prior occasion).

         Section 6. Voting Rights; Dividends; Etc.

             6(a) Subject to paragraph (d) of this Section 6, the Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that the Pledgor shall not exercise or shall refrain from exercising any such right if such action could reasonably be expected to have a material adverse effect on the value of the Collateral or any material part thereof and actions which shall be deemed to have a material adverse effect shall include, without limitation, voting to issue any shares of capital stock of the issuer identified on Schedule I in addition to the Initial Collateral.

             6(b) Subject to paragraph (e) of this Section 6, the Pledgor shall be entitled to receive, retain, and use in any manner any and all interest and dividends paid in respect of the Collateral; provided, however, that any and all

         (i) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

         (ii) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

         (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral, shall be, and shall be forthwith delivered to the Creditor to hold as, Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Creditor, be segregated from the other property or funds of the Pledgor, and be forthwith


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delivered to the Creditor as Collateral in the same form as so received (with any necessary indorsement or assignment). The Pledgor shall, upon request by the Creditor, promptly execute all such documents and do all such acts as may be necessary or desirable to give effect to the provisions of this Section 6 (b).

             6(c) The Creditor shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to
Section 6 (a) hereof and to receive the dividends and interest that it is authorized to receive and retain pursuant to Section 6 (b) hereof.

             6(d) Upon the occurrence and during the continuance of any Event of Default, the Creditor shall have the right in its sole discretion, and the Pledgor shall execute and deliver all such proxies and other instruments as may be necessary or appropriate to give effect to such right, to terminate all rights of the Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6 (a) hereof, and all such rights shall thereupon become vested in the Creditor who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; provided, however, that the Creditor shall not be deemed to possess or have control over any voting rights with respect to any Collateral unless and until the Creditor has given written notice to the Pledgor that any further exercise of such voting rights by the Pledgor is prohibited and that the Creditor and/or its assigns will henceforth exercise such voting rights; and provided, further, that neither the registration of any item of Collateral in the Creditor's name nor the exercise of any voting rights with respect thereto shall be deemed to constitute a retention by the Creditor of any such Collateral in satisfaction of the Obligations or any part thereof.

             6(e) Upon the occurrence and during the continuance of any Event of
Default:

         (i) all rights of the Pledgor to receive the dividends and interest that it would otherwise be authorized to receive and


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retain pursuant to Section 6(b) hereof shall cease, and all such rights shall thereupon become vested in the Creditor who shall thereupon have the sole right to receive and hold such dividends as Collateral, and

         (ii) all payments of interest and dividends that are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6 (e) shall be received in trust for the benefit of the Creditor, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Creditor as Collateral in the same form as so received (with any necessary indorsement).

         Section 7. Transfers and Other Liens. The Pledgor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien, upon or with respect to any of the Collateral.

         Section 8. Creditor Appointed Attorney-in-Fact. The Pledgor hereby appoints the Creditor the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Creditor's good-faith discretion, to take any action and to execute any instrument that the Creditor may reasonably believe necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 6 hereof), in a manner consistent with the terms hereof, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

         Section 9. Creditor May Perform. If the Pledgor fails to perform any agreement contained herein, the Creditor may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Creditor incurred in connection therewith shall be payable by the Pledgor under Section 13 hereof.

         Section 10. The Creditor's Duties. The powers conferred on the Creditor hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it


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to exercise any such powers. The Creditor shall be deemed to have exercised reasonable care in the safekeeping of any Collateral in its possession if such Collateral is accorded treatment substantially equal to the safekeeping which the Creditor accords its own property of like kind. Except for the safekeeping of any Collateral in its possession and the accounting for monies and for other properties actually received by it hereunder, the Creditor shall have no duty, as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Creditor has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Persons or any other rights pertaining to any Collateral. The Creditor will take action in the nature of exchanges, conversions, redemption, tenders and the like requested in writing by the Pledgor with respect to any of the Collateral in the Creditor's possession if the Creditor in its reasonable judgment determines that such action will not impair the Security Interest or the value of the Collateral, but a failure of the Creditor to comply with any such request shall not of itself be deemed a failure to exercise reasonable care.

         Section 11. Default. Each of the following occurrences shall constitute an Event of Default under this Agreement: (a) the failure of the Pledgor to pay when due any of the Obligations; (b) the failure of the Pledgor to perform any agreement of the Pledgor contained herein or in any other agreement with the Creditor; (c) any statement, representation or warranty of the Pledgor made herein or at any time furnished to the Creditor is untrue in any respect as of the date made; (d) the entry of any judgment against the Pledgor for an amount equal to or greater than $1,000,000 in monetary damages or which prohibits the Pledgor from conducting its business substantially as conducted on the date of this Agreement; (e) the Pledgor becomes insolvent or is generally not paying its debts as they become due; (f) the appointment of or assignment to a custodian, as that term is defined in the United States Bankruptcy Code, for any property of the Pledgor, or encumbrance, levy, seizure or attachment of any portion of the Collateral; (g) the commencement of any proceeding or the filing of a petition by or against the Pledgor under the provisions of the United States Bankruptcy Code for liquidation, reorganization or adjustment of debts or under


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any insolvency law or other statute or law providing for the modification or adjustment of the rights of creditors; or (h) dissolution, consolidation, or merger, or transfer of a substantial part of the property of the Pledgor.

         Section 12. Remedies upon Default. If any Event of Default shall have occurred and be continuing, and the Obligations remain due and owing for more than 30 days after such occurrence:

             12(a) The Creditor may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code of the State of MINNESOTA (the "Code") in effect at that time (whether or not the Code then applies to the affected Collateral), and may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Creditor's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Creditor may reasonably believe are commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Creditor may arrange a sale of Collateral which would qualify as exempt from registration under the Securities Act of 1933, as amended, including the sale of Collateral privately to purchasers who will agree to take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the Collateral. The Pledgor agrees that the Creditor shall not incur any liability, and any liability of the Pledgor for any deficiency shall not be impaired, as a result of the sale of the Collateral or any portion thereof at any such private sale.

             12(b) The Creditor may notify any Person obligated on any of the Collateral that the same has been assigned or transferred to the Creditor and that the same should be performed as requested by, or paid directly to, the Creditor, as the case may be. The Pledgor shall join in giving such notice, if the Creditor so requests. The Creditor may, in the


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Creditor's name or in the Pledgor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such Collateral or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligation of any such Person.

             12(c) Any cash held by the Creditor as Collateral and all cash proceeds received by the Creditor in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Creditor, be held by the Creditor as collateral for, or then or at any time thereafter be applied in whole or in part by the Creditor against, all or any part of the Obligations (including any expenses of the Creditor payable pursuant to Section 13 hereof).

         Section 13. Costs and Expenses; Indemnity. The Pledgor will pay or reimburse the Creditor on demand for all out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Creditor in connection with the protection, satisfaction, foreclosure or enforcement of the Security Interest and the enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest.

         Section 14. Waivers and Amendments; Remedies. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Creditor. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to the Creditor. All rights and remedies of the Creditor shall be cumulative and may be exercised singly in any order or sequence, or concurrently, at the Creditor's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

         Section 15. Notices. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery,


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telegram, telex, facsimile transmission, overnight courier or United States mail
(postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

         Section 16. Representations and Warranties. The Pledgor hereby represents and warrants to the Creditor that:

             16(a) The Pledgor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

             16(b) The Pledgor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement and has taken all necessary corporate action to authorize such execution, delivery and performance.

             16(c) This Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

             16(d) The Pledgor's correct tax identification number is set forth on the signature page of this Agreement.

         Section 17. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Obligations and the expiration of the obligation, if any, of the Creditor to extend credit


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accommodations to the Pledgor, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of the Creditor hereunder, to the benefit of, and be enforceable by, the Creditor and its successors, transferees and assigns.

         Section 18. Termination of Security Interest. Upon payment in full of the Obligations or the irrevocable payment in full of the Norwest Debt, as such term is defined in the Guaranty, other than by payment by the Creditor under the Creditor Guaranty, as such term is defined in the Guaranty, and the expiration of any obligation of the Lender, as such term is defined in the Guaranty, to extend credit accommodations to the Debtor, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Creditor will return to the Pledgor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination. Any reversion or return of the Collateral upon termination of this Agreement and any instruments of transfer or termination shall be at the expense of the Pledgor and shall be without warranty by, or recourse on, the Creditor. As used in this Section, "Pledgor" includes any assigns of Pledgor, any Person holding a subordinate security interest in any part of the Collateral or whoever else may be lawfully entitled to any part of the Collateral.

         SECTION 19. GOVERNING LAW AND CONSTRUCTION. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA; PROVIDED, HOWEVER, THAT NO EFFECT SHALL BE GIVEN TO CONFLICT OF LAWS PRINCIPLES OF THE STATE OF MINNESOTA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under


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such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or relating hereto.

         SECTION 20. CONSENT TO JURISDICTION. AT THE OPTION OF THE CREDITOR, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE PLEDGOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE PLEDGOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE CREDITOR AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

         Section 21. Waiver of Jury Trial. EACH OF THE PLEDGOR AND THE CREDITOR, BY ITS ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Section 22. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         Section 23. General. All representations and warranties contained in this Agreement or in any other agreement between the Pledgor and the Creditor shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The Pledgor waives notice of the acceptance of this Agreement by the Creditor. Captions in this Agreement are for reference and convenience only and shall not affect the interpretation or meaning of any provision of this Agreement.


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         IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                          PLEDGOR:

                                          LTCAMERICA HOLDING, INC.

                                          By /s/ Bradley E. Barks
                                             -----------------------------------

                                          Title CFO
                                                --------------------------------


Address for Pledgor:
Attention: Bradley E. Barks
300 South Highway 169, Suite 95
Minneapolis, Minnesota 55426

Telefacsimile No. 612-525-6553

Pledgor's Tax ID #: 41-1920187



Address for Creditor:

Allianz Life Insurance Company of North America
Attention: Robert S. James
1750 Hennepin Avenue
Minneapolis, Minnesota 55403-2195

Telecopier Number: 612-337-6355


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                                   SCHEDULE I
                                       TO
                                PLEDGE AGREEMENT



                       Class of       Number         Certificate      Par
Issuer                 Stock          of Shares      Number           Value
------                 -----          ---------      ------           -----

Capitol                Common         1,405,000      170              $1.34
Bankers Life
Insurance
Company


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